--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF EARLIEST EVENT REPORTED
                               DECEMBER 10, 1999




                           DAIN RAUSCHER CORPORATION

             (Exact name of registrant as specified in its charter)

DELAWARE                               1-8186                  41-1228350

(State or other jurisdiction of  (Commission file number) (IRS Employer
incorporation of organization)                            Identification Number)


          DAIN RAUSCHER PLAZA, 60 SOUTH SIXTH STREET
               MINNEAPOLIS, MINNESOTA                          55402-4422

          (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code (612) 371-2711

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

ITEM 5.    OTHER EVENTS

           Reference is made to Exhibit 99.1 filed herewith.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS



           Exhibit 99.1 Press release announcing arbitration decision and related charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          DAIN RAUSCHER CORPORATION
                                                   Registrant



Date:     December 13, 1999               By:   David J. Parrin
     ----------------------------            -----------------------
                                                David J. Parrin
                                            Senior Vice President and Controller

                           DAIN RAUSCHER CORPORATION
                               INDEX OF EXHIBITS

Exhibit No.
----------


   99.1 Press release announcing arbitration decision and related charge.